EXHIBIT 99.2
------------


                 LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                                ( Development Stage Company )
                                 CONSOLIDATED BALANCE SHEETS
                          September 30, 2006 and December 31, 2005
                                          RESTATED

-----------------------------------------------------------------------------------------


                                                                Sept 30,        Dec 31,
                                                                 2006            2005
                                                              -----------    -----------
ASSETS
CURRENT ASSETS
   Cash                                                       $    12,731    $    21,530
                                                              -----------    -----------
        Total Current Assets                                       12,731         21,530
                                                              -----------    -----------

OFFICE EQUIPMENT - net of depreciation                              1,189          1,469
                                                              -----------    -----------

                                                              $    13,920    $    22,999
                                                              ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

    Accounts payable - related party                          $     5,797    $     5,797
     Accounts payable                                                --              250
                                                              -----------    -----------
         Total Current Liabilities                                  5,797          6,047
                                                              -----------    -----------

STOCKHOLDERS' EQUITY

    Common stock
         25,000,000 shares authorized  at $0.001 par value;
         2,583,750 shares issued and outstanding                    2,584          2,584
     Capital in excess of par value - RESTATED                    135,111        135,111
    Accumulated deficit during development stage-RESTATED        (129,572)      (120,743)
                                                              -----------    -----------
          Total Stockholders' Equity                                8,123         16,952
                                                              -----------    -----------

                                                              $    13,920    $    22,999
                                                              ===========    ===========


   The  accompanying   notes  are  an  integral  part  of  these financial statements.



                          LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                                        ( Development Stage Company )
                                    CONSOLIDATED STATEMENT OF OPERATIONS
                              For the Three and Nine Months Ended September 30,
                            2006 and 2005 and the Period April 22, 1997 (date of
                               inception of predecessor) to September 30, 2006

--------------------------------------------------------------------------------------------------------------


                                                                                                RESTATED
                                            Three Months                  Nine Months
                                    --------------------------    -------------- -----------
                                     Sept 30,        Sept 30,       Sept 30,       Sept 30,    Apr 22, 1997
                                       2006            2005           2006           2005    to Sept 30, 2006
                                    -----------    -----------    -----------    ----------- ----------------
REVENUES                            $       474    $       700    $     2,718    $       877   $    17,452
                                    -----------    -----------    -----------    -----------   -----------

EXPENSES

    Administrative                        3,319            740         11,057          9,891       118,165
    Royalties                              --             --               16           --              81
    Depreciation and amortization           158            937            474          1,406        28,778
                                    -----------    -----------    -----------    -----------   -----------
                                          3,477          1,677         11,547         11,297       147,024
                                    -----------    -----------    -----------    -----------   -----------

NET LOSS                            $    (3,003)   $      (977)   $    (8,829)   $ ( 10,420)   $  (129,572)
                                    ===========    ===========    ===========    ===========   ===========







NET LOSS PER COMMON SHARE

   Basic and diluted                $      --      $      --      $      --      $      --
                                    -----------    -----------    -----------    -----------



AVERAGE OUTSTANDING SHARES

    Basic (stated in 1000's)              2,548          2,548          2,584          2,548
                                    -----------    -----------    -----------    -----------


                 The accompanying notes are an integral part of these financial statements.


                         LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                                       ( Development Stage Company )
                                   CONSOLIDATED STATEMENT OF CASH FLOWS
                       For the Nine Months Ended September 30, 2006 and 2005 and the
              Period April 22, 1997 (date of inception of predecessor) to September 30, 2006

---------------------------------------------------------------------------------------------------------


                                                                                            RESTATED
                                                               Sept 30,       Sept 30,   Apr 22, 1999 to
                                                                2006            2005      Sept 30, 2006
                                                             -----------    -----------  ---------------


CASH FLOWS FROM
   OPERATING ACTIVITIES
   Net loss                                                  $    (8,829)   $   (10,420)   $  (129,572)

   Adjustments to reconcile net loss to
       net cash provided by operating
       activities

          Issuance of common stock for expenses                     --             --            8,700
          Depreciation and amortization                              474          1,406         28,628
          Changes in accounts payable                               (250)          --           (4,388)
          Contributions to capital - expenses                       --             --              100


          Net Cash Flows Used in Operations                       (8,605)        (9,014)       (96,532)
                                                             -----------    -----------    -----------

CASH FLOWS FROM INVESTING
   ACTIVITIES

      Purchase of patent                                            --             --          (28,650)
      Purchase office equipment                                     (194)          (504)        (2,096)
                                                             -----------    -----------    -----------

CASH FLOWS FROM FINANCING
   ACTIVITIES

       Changes in advances from  related  parties                   --             --            5,797
       Proceeds from issuance of common stock net of costs          --             --          134,212
                                                             -----------    -----------    -----------


   Net Change  in Cash                                            (8,799)        (9,518)        12,731
    Cash at Beginning of Period                                   21,530         33,363           --
                                                             -----------    -----------    -----------

   Cash at End of Period                                     $    12,731    $    23,845    $    12,731
                                                             ===========    ===========    ===========




NON CASH  FLOWS  FROM OPERATING AND INVESTING ACTIVITIES

        Issuance of  922,900 common shares for a patent - 2000                             $    11,963
                                                                                           -----------
        Contributions to capital - expenses - 2001                                                 100
                                                                                           -----------

                The accompanying  notes are an integral part of these financial statements.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2006

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1.     ORGANIZATION

The Company was incorporated under the laws of the state of Nevada on December 30, 1999 with authorized common stock of 25,000,000 shares with a par value of $.001.

The principal business activity of the Company is to manufacture and market the "LiL Marc" urinal used in the training of young boys.

During January 2005 the Company organized "LiL Marc, Inc.", in the state of Utah, and transferred all its assets and liabilities to LiL Marc Inc. in exchange for all of the outstanding stock of LiL Marc, Inc. for the purpose of continuing the operations of the Company in the subsidiary.

"LiL Marc, Inc." (predecessor) was incorporated under the laws of the state of Nevada on April 22, 1997 for the purpose of marketing and sales of the "Lil Marc" training urinal for use by young boys. The marketing and sales activity was transferred to LILM, Inc. on December 30, 1999.

Included in the following financial statements are the combined statement of operations of LIL Marc, Inc. (predecessor) for the period April 22, 1997 to December 30, 1999 and LILM, Inc., and its subsidiary, for the period December 30, 1999 to September 30, 2006.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Methods
------------------

The Company recognizes income and expenses based on the accrual method of accounting.

Dividend Policy
---------------

The Company has not yet adopted a policy regarding payment of dividends.

Income Taxes
------------

The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting and the tax bases of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recorded, when it is more likely than not, that such tax benefits will not be realized.

On September 30, 2006, the Company had a net operating loss available for carryforward of $77,595. The income tax benefit of approximately $23,300 from the carryforward has been fully offset by a valuation reserve because the use of the future tax benefit is doubtful since the Company has not started full operations. The net operating loss will expire starting in 2021 through 2027.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               September 30, 2006

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2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Revenue Recognition
-------------------

Revenue is recognized upon the completion of the sale and shipment of the training urinal products.

Advertising and Market Development
----------------------------------

The company expenses advertising and market development costs as incurred.

Financial Instruments
---------------------

The carrying amounts of financial instruments, including cash and accounts payable, are considered by management to be their estimated fair values due to their short term maturities.

Basic and Diluted Net Income (Loss) Per Share
---------------------------------------------

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding. Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

Financial and Concentrations Risk
---------------------------------

The Company does not have any concentration or related financial credit risk.

Estimates and Assumptions
-------------------------

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing these financial statements.

Recent Accounting Pronouncements
--------------------------------

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

            LILM, INC. and SUBSIDIARY and LIL MARC INC. (predecessor)
                          ( Development Stage Company )
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                               September 30, 2006

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2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Principles of Consolidation
---------------------------

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary from its inception. All significant intercompany accounts and balances have been eliminated in consolidation.

3.  PATENT

The Company acquired a patent, from a related party, for the "LiL Marc" training urinal and is shown at the predecessor cost, less amortization. The patent was issued on July 16, 1991 and is fully amortized.

The terms of the acquisition of the patent includes a royalty of $.25, due to the inventor, on the sale of each training urinal.

4.  SIGNIFICANT TRANSACTIONS WITH RELATED PARTIES

Officer-directors have acquired 73% of the outstanding common stock of the Company and have made demand, no interest, loans to the Company of $ 5,797.

5. PRIOR REPORTS REVISED AND RESTATED

The Company's financial statements for the year ended December 31, 2005 and the quarters ended June 30, 2006 and September 30, 2006 were revised and restated to include the historical operating loss of the Company's predecessor for the period April 22, 1997 to December 30, 1999 in the amount of $51,977. (note 1) Following are the before and after account balances as restated:


                                        Dec 31,       Jun 30,      Sept 30,
                                         2005          2006          2006
                                      ----------    ----------    ----------
Capital in excess of par value
   Before                                 83,134        83,134        83,134
   After                                 135,111       135,111       135,111
Deficit
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)
Net  loss - inception to period end
   Before                                (68,766)      (74,592)      (77,595)
   After                                (120,743)     (126,569)     (129,572)